Exhibit 10.1

            SECOND AMENDMENT dated as of June 3, 2007 (this "Amendment"), to the Five-Year Credit Agreement dated as of August 16, 2006, as amended by the First Amendment dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LAUREATE EDUCATION, INC., a Maryland corporation (the "Company"); INICIATIVAS CULTURALES DE ESPAÑA, SL, a Spanish limited liability company ("ICE" and, together with the Company, the "Borrowers"); the LENDERS from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Facility Agent (in such capacity, the "Facility Agent") and Collateral Agent; and J.P. MORGAN EUROPE LIMITED, as London Agent.

        WHEREAS the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.    Defined Terms.    Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

        SECTION 2.    Amendment to the Credit Agreement.    Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

          (a)   Article I of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

            "Accession Agreement" means an Accession Agreement substantially in a form approved by the Company and the Facility Agent, among an Increasing Lender, the Company and the Facility Agent.

            "Acquisition Agreement" means the Amended and Restated Agreement and Plan of Merger to be executed by and among the Company, Parent and Merger Sub, as may be further amended, supplemented, restated or otherwise modified from time to time pursuant to which, among other things, the Company would merge with Merger Sub, with the Company as the surviving entity.

            "Commitment Increase" has the meaning assigned to such term in Section 2.08(d).

            "Holdings" means Merger Sub and any other wholly-owned subsidiary of Parent to which Merger Sub's rights and obligations are assigned in whole or in part pursuant to Section 10.6 of the Acquisition Agreement.

            "Increasing Lender" has the meaning assigned to such term in Section 2.08(d).

            "Increase Effective Date" has the meaning assigned to such term in Section 2.08(d).

            "Initial Loans" has the meaning assigned to such term in Section 2.08(d).

            "Merger Sub" means L Curve Sub Inc., a Maryland corporation and a direct subsidiary of Parent.

            "Parent" means Wengen Alberta, Limited Partnership, an Alberta limited partnership.

            "Second Amendment" means the Second Amendment to this Agreement dated as of June 3, 2007.

            "Second Amendment Effective Date" means the date on which the conditions to the effectiveness of the Second Amendment were satisfied or waived in accordance with the terms thereof.

            "Subsequent Borrowings" has the meaning assigned to such term in Section 2.08(d).

            "Tender Offer" means the cash tender offer for the outstanding Equity Interests in the Company by Holdings provided for in the Acquisition Agreement.

          (b)   Article I of the Credit Agreement is hereby amended by deleting the definition of "US Tranche Commitment" and replacing it with the following:

            "US Tranche Commitment" means, with respect to each US Tranche Lender, the commitment of such US Tranche Lender to make US Tranche Revolving Loans pursuant to Section 2.01(a) and to acquire participations in Swingline Loans and US Tranche Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such US Tranche Lender's US Tranche Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to Section 2.08 or assignments by or to such US Tranche Lender pursuant to Section 11.04. The amount of each US Tranche Lender's US Tranche Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such US Tranche Lender shall have assumed its US Tranche Commitment, as the case may be. The aggregate amount of US Tranche Commitments on the Second Amendment Effective Date is US$200,000,000.

          (c)   Article I of the Credit Agreement is hereby amended by inserting the following at the end of the definition of "Change of Control": "Notwithstanding the foregoing, the acquisition by Holdings of a Controlling interest in the Company pursuant to the Tender Offer shall not constitute a "Change of Control".

          (d)   Section 2.05 of the Credit Agreement is hereby amended by deleting each reference to "US$35,000,000" in clause 2.05(b) and inserting "US$110,000,000" in place thereof.

          (e)   Section 2.08 of the Credit Agreement is hereby amended by inserting the following new paragraph 2.08(d):

            "(d) The Company may on no more than two occasions, by written notice to the Facility Agent (which shall promptly deliver a copy to each of the Lenders) executed by the Company and one or more financial institutions (which may include any Lender) that are willing to extend a US Tranche Commitment or, in the case of any such financial institution that is already a US Tranche Lender, to increase its US Tranche Commitment (any such financial institution referred to in this Section being called an "Increasing Lender"), cause the aggregate US Tranche Commitments to be increased by such new or incremental US Tranche Commitments of the Increasing Lenders, in an amount for each Increasing Lender as set forth in such notice; provided that (i) the aggregate principal amount of any increase in the aggregate US Tranche Commitments made pursuant to this Section shall not be less than $25,000,000 and the aggregate principal amount of all such increases shall not exceed $175,000,000 and (ii) each Increasing Lender, if not already a Lender hereunder, shall be subject to the prior written approval of the Facility Agent (which approval shall not be unreasonably withheld). New US Tranche Commitments and increases in US Tranche Commitments created pursuant to this Section shall become effective on the date specified in the applicable notice delivered pursuant to this Section. Upon the effectiveness of any Accession Agreement to which any Increasing Lender is a party, such Increasing Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and subject to all obligations of a Lender hereunder. Upon the effectiveness of any increase pursuant to this Section in the US Tranche Commitment of a Lender already a party hereto, Schedule 2.01 shall be deemed to have been amended to reflect the increased US Tranche Commitment of such Lender. Notwithstanding the foregoing, no increase in the aggregate US Tranche Commitments (or in the US Tranche

    Commitment of any Lender) shall become effective under this Section unless (i) on the date of such increase, the conditions set forth in paragraphs (a) and (b) of Section 4.03 shall be satisfied and the Facility Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company, (ii) the Facility Agent shall have received documents consistent with those delivered under clauses (c), (d) and (e) of Section 4.01 as to the corporate power and authority of the Company to borrow hereunder and as to the enforceability of this Agreement after giving effect to such increase and (iii) the Facility Agent shall have received the documents referred to under clauses (a) and (b) of Section 5 of the Second Amendment. On the effective date (the "Increase Effective Date") of any increase in the aggregate US Tranche Commitments pursuant to this Section (the "Commitment Increase"), (i) the aggregate principal amount of the US Tranche Revolving Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase shall be deemed to be repaid, (ii) after the effectiveness of the Commitment Increase, the Company shall be deemed to have made new Borrowings (the "Subsequent Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Facility Agent in accordance with Section 2.03, (iii) each Lender shall pay to the Facility Agent in same day funds an amount equal to the difference, if positive, between (A) such Lender's US Tranche Percentage (calculated after giving effect to the Commitment Increase) of the Subsequent Borrowings and (B) such Lender's US Tranche Percentage (calculated without giving effect to the Commitment Increase) of the Initial Loans, (iv) after the Facility Agent receives the funds specified in clause (iii) above, the Facility Agent shall pay to each Lender the portion of such funds that is equal to the difference, if positive, between (A) such Lender's US Tranche Percentage (calculated without giving effect to the Commitment Increase) of the Initial Loans and (B) such Lender's US Tranche Percentage (calculated after giving effect to the Commitment Increase) of the amount of the Subsequent Borrowings, (v) each Increasing Lender and each other Lender shall be deemed to hold its US Tranche Percentage of each Subsequent Borrowing (each calculated after giving effect to the Commitment Increase) and (vi) the Company shall pay each Increasing Lender and each other Lender any and all accrued but unpaid interest on the Initial Loans. Notwithstanding anything to the contrary, if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto, the deemed payments made to each Lender party to this Amendment pursuant to clause (i) above shall not be subject to compensation by the Company pursuant to the provisions of Section 2.15 of the Credit Agreement (it being understood and agreed that such deemed payments made to Lenders not party to this Amendment shall be subject to compensation by the Company pursuant to said Section of the Agreement).

          (f)    Section 6.07 of the Credit Agreement is hereby amended by inserting the following in clause 6.07(a) after "(iii)" and before "the Company": "prior to the purchase of Equity Interests in the Company pursuant to the Tender Offer".

          (g)   Section 6.08 of the Credit Agreement is hereby amended by adding the following at the end of Section 6.08: "Notwithstanding the foregoing, the Company will not, and will not permit any Subsidiary to, (i) make any Restricted Payment to, (ii) Guarantee, create Liens on its assets to secure or otherwise become liable for obligations of, or (iii) transfer any assets (other than Equity Interests in the Company issued pursuant to Section 1A.4 of the Acquisition Agreement) to or purchase any assets from, Holdings or any of its Affiliates (other than the Company or any Subsidiary) after or in contemplation of the purchase of Equity Interests in the Company pursuant to the Tender Offer."

        SECTION 3.    Representations and Warranties.    Each Borrower represents and warrants to the Facility Agent and each Lender that as of the Amendment Effective Date and immediately after giving effect to this Amendment:

          (a)   the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects, with the same effect as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case, such representations and warranties are true and correct in all material respects as of such earlier date);

          (b)   this Amendment has been duly authorized, executed and delivered by the Borrowers, and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

          (c)   no Default or Event of Default has occurred and is continuing.

        SECTION 4.    Conditions to Effectiveness.    This Amendment shall become effective as of the date that the following conditions are satisfied or waived pursuant to Section 11.02 of the Credit Agreement (the "Amendment Effective Date"):

          (a)   The Facility Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of (i) each Borrower and (ii) Lenders constituting the Required Lenders (determined based on the Commitments in effect immediately prior to the effectiveness of this Amendment).

          (b)   The representations and warranties set forth in Section 3 above shall be true and correct in all material respects.

        (c)   No Default or Event of Default shall have occurred and be continuing.

        (d)   The Facility Agent shall have received a certificate, signed by the President, a Vice President or a Financial Officer of the Company, confirming the satisfaction of the conditions set forth in paragraphs (b) and (c) above on and as of the Amendment Effective Date and after giving effect to this Amendment.

        (e)   The Facility Agent shall have received all fees, interest and other amounts due and payable under any Loan Document or in connection with this Amendment on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company hereunder or under any Loan Document.

        The Facility Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions shall be satisfied (or waived pursuant to Section 11.02 of the Credit Agreement) at or prior to 5:00 p.m., New York City time, on June 4, 2007.

        SECTION 5.    Other Covenants.    (a) As soon as reasonably practicable (but in any event prior to the date that is 15 days after the Second Amendment Effective Date or such longer period as the Facility Agent may agree in its sole discretion), the Agents shall have received favorable written opinions (addressed to the Agents and the Lenders) of (i) Robert W. Zentz, General Counsel of the Company, (ii) Gómez-Acebo & Pombo Abogados, S.L., Spanish counsel for the Company and ICE and (iii) DLA Piper US LLP, US counsel for the Company and ICE, in each case in form and substance reasonably acceptable to the Facility Agent.

        (b)   As soon a reasonably practicable (but in any event prior to the date that is 15 days after the Second Amendment Effective Date or such longer period as the Facility Agent may agree in its sole discretion), the Facility Agent shall have received such documents as the Facility Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of this Amendment and any other legal matters relating to the Credit Parties, the Loan Documents or this Amendment, all in form and substance satisfactory to the Facility Agent and its counsel.

        (c)   Any failure to observe or perform any agreement contained in this Section 5 will give rise to an Event of Default under clause (d) of Article VII of the Credit Agreement.

        SECTION 6.    No Other Amendments; Confirmation.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Facility Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement. On and after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents (including, without limitation, the references in Section 2.09(f)(i) and Section 11.11 of the Credit Agreement) shall mean the Credit Agreement as modified hereby.

        SECTION 7.    Headings.    The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

        SECTION 8.    APPLICABLE LAW.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

        SECTION 9.    Counterparts.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

        SECTION 10.    Expenses.    The Company agrees to reimburse the Facility Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, US counsel for the Facility Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the date first written above.

LAUREATE EDUCATION, INC.,
by:	/s/ Robert W. Zentz Name: Robert W. Zentz Title: Sr. V.P.
INICIATIVAS CULTURALES DE ESPAÑA, SL,
by:	/s/ Robert W. Zentz Name: Robert W. Zentz Title: Director
JPMORGAN CHASE BANK, N.A., as Facility Agent, Swingline Lender, Issuing Bank and Lender,
by:	/s/Deborah Hinkler Name: Deborah Hinkler Title: Vice President

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
AIB DEBT MANAGEMENT LIMITED,
by:	/s/ Gregory J. Wiske Name: Gregory J. Wiske Title: Vice President

For any Lender requiring a second signature line:
by:	/s/ Margaret Brennan Name: Margaret Brennan Title: Senior Vice President

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
BANK OF AMERICA, N.A.
by:	/s/ Mary K. Giermek Name: Mary K. Gierme Title: Senior Vice President
For any Lender requiring a second signature line:
by:	Name: Title:

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
by:	/s/ Doreen Barr Name: Doreen Barr Title: Vice President
For any Lender requiring a second signature line:
by:	/s/ Nupur Kumar Name: Nupur Kumar Title: Senior Associate

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
HSBC USA N.A.,
by:	/s/ Thomas W. Doe Name: Thomas W. Doe Title: First V.P.
For any Lender requiring a second signature line:
by:	Name: Title:

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
LASALLE BANK N.A.,
by:	/s/ Michael A. Berent Name: Michael A. Berent Title: SVP
For any Lender requiring a second signature line:
by:	Name: Title:

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
THE BANK OF NOVA SCOTIA
by:	/s/ Todd S. Meller Name: Todd S. Meller Title: Managing Director
For any Lender requiring a second signature line:
by:	Name: Title:

LENDER SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE LAUREATE EDUCATION, INC. FIVE-YEAR CREDIT AGREEMENT DATED AS OF AUGUST 16, 2006
To approve the Second Amendment:
Name of Lender
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
by:	/s/ Yvonne Guajardo Name: Yvonne Guajardo Title: Vice President
For any Lender requiring a second signature line:
by:	Name: Title: